Exhibit 99.2

4Q and Year-End 2010 Earnings Presentation
February 9, 2011
TM

Forward-Looking Statements &
Supplemental Information
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking. Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future,"
"goal," "indicate," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek," "should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding future earnings per share, dividend growth and EBIT contribution, our priorities for 2011, the proposed merger with
Nicor Inc. and our position as we enter 2011. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including recent disruptions in the capital markets and lending environment and the current economic downturn; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; acts of war or terrorism; and other factors which are provided in detail in our filings with the
Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Operating margin is a non-GAAP measure calculated as operating revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers. EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income attributable to AGL
Resources Inc. as determined in accordance with GAAP. In addition, the company's EBIT and operating margin may not be comparable to similarly titled measures of another company. We also present certain non-GAAP financial measures excluding the effects of our proposed merger with Nicor. Because we complete material mergers and acquisitions only occasionally, we believe excluding these effects from certain measures is useful because they allow investors to more easily evaluate and compare the performance of the
Company's core businesses from period to period. Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at
www.aglresources.com

in millions, except per share amounts	2010	2009	Change
Total Operating Revenues	$ 2,373	$2,317	2%
Cost of Gas	1,164	1,142	2%
Operating Margin	**1,209**	**1,175**	3%
Operating Expenses			
O&M	503	497	1%
D&A	160	158	1%
Taxes (other than income taxes)	46	44	5%
Total Operating Expenses	**709**	**699**	**1%**
Operating Income	**500**	**476**	**5%**
Other (expense) income	(1)	9	nm
EBIT	**499**	**485**	**3%**
Tax Rate	37.5%	37.8%	-0.3 pts
Net Income Attributable to AGLR	**$ 234**	**$ 222**	**5%**
Adj. Net Income Attributable to AGLR[1]	**$ 238**	**$ 222**	**7%**
EPS (Diluted)	**$ 3.00**	**$ 2.88**	**4%**
Adj. EPS (Diluted)[1]	**$ 3.05**	**$ 2.88**	**6%**
Dividend per Share	**$ 1.76**	**$ 1.72**	**2%**

AGL Resources

4Q and 2010 Highlights
• Record GAAP EPS of $3.00 per diluted
 share for 2010
 • Adjusted EPS of $3.05, excluding approximately
 $4 million in after-tax costs related to Nicor
 merger
 • 5% increase in operating income
 • Solid results across business segments,
 excluding sale of AGL Networks
 • Effective expense management
• 4Q10 GAAP EPS of $0.81 per diluted
 share
 • Adjusted diluted EPS of $0.86, excluding Nicor
 merger-related costs
 • Cold weather in 4Q10 drove solid results
• Dividend increase of 2% in 2010
 • Board of Directors approved $0.04 increase for
 2011
• Solid balance sheet

Note: Please review the AGL Resources 10-K as filed with the SEC on 2/9/11 for detailed information. EBIT, Adjusted Net Income and Adjusted EPS are non-
GAAP measures. Please see the appendix to this presentation or visit the investor relations section of www.aglresources.com for a reconciliation to GAAP.
(1) Adjusted net income and adjusted EPS exclude Nicor-related merger costs of approximately $4 million, net of tax.

$1.40
$1.67
$1.82
$2.01
$2.28
$2.48
$2.72
$2.72
$2.84
$2.88
$3.05
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010(1)
2011 Est.(2)

$1.08
$1.08
$1.08
$1.11
$1.15
$1.30
$1.48
$1.64
$1.68
$1.72
$1.76
$1.80
77%
65%
59%
55%
50%
52%
54%
60%
59%
60%
59%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Dividend
Payout Ratio

AGL Resources

Consistent EPS and Dividend Growth
Diluted EPS Growth
Dividend Growth
2011 EPS Guidance:
$3.10-$3.20 per diluted share
Dividend increase of $0.04 approved by
Board of Directors for 2011
(1)$3.00 diluted GAAP EPS; $3.05 adjusted, excluding Nicor merger costs. Please see the appendix to this presentation or visit the investor relations section of
 www.aglresources.com for a reconciliation to GAAP.
(2) Estimate excludes Nicor-related merger costs.
$3.10-
$3.20

$500
$400
$300
$200
$100
$-
2006
2007
2008
2009
2010
Distribution
Retail
Wholesale
Energy Investments (1)

Distribution
Retail
Wholesale
Energy Investments

AGL Resources

5

EBIT by Operating Segment
1%
69%
10%
20%
Historical EBIT by Operating Segment
2010 EBIT Contribution
NOTE: EBIT is a non-GAAP measure. Please see the appendix to this presentation or the investor relations section of www.aglresources.com for a reconciliation to GAAP.
(1) AGL Resources sold AGL Networks in July 2010.

in millions	2010	2009	Change
Operating Margin	**$ 882**	**$ 836**	**6%**
O&M	358	351	2%
D&A	138	134	3%
Taxes (other than income taxes)	35	34	3%
Total Operating Expenses, exc. COG	**531**	**519**	2%
Operating Income	**351**	**317**	**11%**
Other income	4	9	(56)%
EBIT	**$ 355**	**$ 326**	**9%**

in millions	4Q10	4Q09	Change
Operating Margin	**$ 237**	**$ 221**	**7%**
O&M	100	96	4%
D&A	35	35	0%
Taxes (other than income taxes)	8	7	14%
Total Operating Expenses, exc. COG	**143**	**138**	4%
Operating Income	**94**	**83**	**13%**
Other income	1	2	(50)%
EBIT	**$ 95**	**$ 85**	**12%**

AGL Resources

• 2010 EBIT increased 9%; key drivers
 include:
 • Magnolia and Hampton Roads Crossing pipelines
 added $27 million
 • New rates and regulatory infrastructure programs
 at Atlanta Gas Light and Elizabethtown Gas
 added $15 million
 • Effective O&M expense management
• 4Q10 EBIT up 12% with similar drivers
 as full year
• 2010 cap ex of $357 million vs. $354
 million in 2009
• Customer count stable
 • 2.263 million customers in 2010 vs.
 2.266 million in 2009
• Virginia Natural Gas rate case filed
 2/8/11
6

Distribution
NOTE: COG = Cost of Gas

in millions	2010	2009	Change
Operating Margin	**$ 183**	**$ 181**	**1%**
O&M	76	71	7%
D&A	2	4	(50)%
Taxes (other than income taxes)	2	1	100%
Total Operating Expenses, exc. COG	**80**	**76**	5%
Operating Income	**103**	**105**	**(2)%**
Other income	-	-	nm
EBIT	**$ 103**	**$ 105**	**(2)%**

in millions	4Q10	4Q09	Change
Operating Margin	**$ 59**	**$ 60**	**(2)%**
O&M	21	20	5%
D&A	-	1	nm
Taxes (other than income taxes)	1	-	nm
Total Operating Expenses, exc. COG	**22**	**21**	5%
Operating Income	**37**	**39**	**(5)%**
Other income	-	-	nm
EBIT	**$ 37**	**$ 39**	**(5)%**

AGL Resources

7

Retail
• 2010 EBIT down 2%; key drivers include:
 • Migration of additional customers to lower-margin
 fixed price plans
 • Higher expenses due to marketing and legal costs
 • Offset by increased customer usage due to colder
 weather in 1Q and 4Q
• Net income attributable to AGL Resources
 up by $11 million vs. 2009 due to
 increased stake in SouthStar
• 4Q10 EBIT down 5% with similar drivers as
 full year
• Market share and customer count:
 • Georgia market share remains 33%
 • Georgia customer count 496K in 2010 vs. 504K in
 2009
• Continue to explore opportunities to
 expand service offerings and customer
 base across multiple states

in millions	2010	2009	Change
Operating Margin	**$ 105**	**$ 111**	**(5)%**
O&M	52	59	(12)%
D&A	2	3	(33)%
Taxes (other than income taxes)	3	2	50%
Total Operating Expenses, exc. COG	**57**	**64**	(11)%
Operating Income	**48**	**47**	**2%**
Other income	1	-	nm
EBIT	**$ 49**	**$ 47**	**4%**

in millions	4Q10	4Q09	Change
Operating Margin	**$ 29**	**$ 40**	**(28)%**
O&M	16	17	(6)%
D&A	1	1	0%
Taxes (other than income taxes)	1	-	nm
Total Operating Expenses, exc. COG	**18**	**18**	0%
Operating Income	**11**	**22**	**(50)%**
Other income	-	-	nm
EBIT	**$ 11**	**$ 22**	**(50)%**

Note: AGL Resources' wholesale services operating segment is subject to mark-to-market gains and losses related to its hedged transportation and storage positions which can create EBIT volatility quarter to quarter and year over year.

AGL Resources

8

Wholesale
• Annual EBIT up 4%
 • Unusually cold weather in 1Q and 4Q created asset
 optimization opportunities for Sequent
 • Effective expense management
 • Mark-to-market (MTM) gains on hedges in 2010 of $30
 million; $14 million lower than MTM gains in 2009
• 4Q10 EBIT $11 million
 • Cold December weather allowed Sequent to generate
 approximately 25% of its full year 2010 operating margin
 during 4Q
 • $3 million in MTM losses in 4Q10 vs. $9 million in MTM
 gains in 4Q09 primary contributor to y/y decline
• Sequent storage rollout schedule for 2011
 strong with $16 million in economic value
 locked-in
 • Five year average of $15 million locked-in at start of year
 • Results and timing can change based on market
 conditions
• Increasing focus on fixed fee services
 • Building sources of operating margin less impacted by
 volatility in the marketplace

in millions	2010	2009	Change
Operating Margin	**$ 39**	**$ 46**	**(15)%**
O&M	23	25	(8)%
D&A	7	6	17%
Taxes (other than income taxes)	2	2	0%
Total Operating Expenses, exc. COG	**32**	**33**	(3)%
Operating Income	**7**	**13**	**(46)%**
Other (loss)	(3)	(1)	nm
EBIT	**$ 4**	**$ 12**	**(67)%**

in millions	4Q10	4Q09	Change
Operating Margin	**$ 9**	**$ 15**	**(40)%**
O&M	5	8	(38)%
D&A	2	-	n/a
Taxes (other than income taxes)	-	1	n/a
Total Operating Expenses, exc. COG	**7**	**9**	(22)%
Operating Income	**2**	**6**	**(67)%**
Other (loss)	(2)	(1)	nm
EBIT	**$ -**	**$ 5**	**nm**

Note: AGL Resources sold AGL Networks in July 2010, impacting yty metrics for our Energy Investments segment.

9

AGL Resources

Energy Investments
• 2010 EBIT of $4 million
 • Reduced EBIT primarily impacted by sale of AGL
 Networks; AGL Networks EBIT contribution in 2009
 $8 million vs. $3 million in 2010
• Golden Triangle Storage Cavern 1
 operational
 • 2 Bcf contracted
 • Remaining 4 Bcf expected to be available in April
 • Storage values remain depressed due to high supply
 of natural gas and reduced demand
• Golden Triangle Storage Cavern 2
 construction ongoing
 • Expect completion early 2012
 • Capex for 2011 expected to be approximately $37
 million
 • Construction costs for the entire GTS project
 (Caverns 1 and 2) are estimated to be $325 million

in millions	12/31/10	12/30/09	Change
Assets			
Cash & Receivables	$ 1,186	$ 989	$ 197
Inventories	639	672	(33)
Other current assets	337	339	(2)
PPE (net)	4,405	4,146	259
Other deferred debits	951	928	23
Total Assets	**$ 7,518**	**$ 7,074**	**$ 444**
Liabilities and Equity			
Current Liabilities	$ 2,428	$ 1,772	$ 656
Long Term Debt	1,673	1,974	(301)
Other Liabilities	1,581	1,509	72
Total Liabilities	5,682	5,255	427
Total Equity	$ 1,836	$ 1,819	17
Total Liabilities and Equity	**$ 7,518**	**$ 7,074**	**$ 444**

AGL Resources

Balance Sheet Highlights

• Solid balance sheet with significant opportunity
 to fund growth capital requirements
 • $1.2 billion refinanced in 2010
 • $1.05 billion bridge facility in place related to Nicor merger
 • Good access to capital markets
 • Company credit metrics support solid, investment-grade
 ratings
• $2.7 billion debt outstanding
 • Long-term debt $1.67 billion
 • Short-term debt of $732 million
 • $300 million of senior notes with January 2011 expiration included in current liabilities
 • Debt to Cap Ratio: 60%
• 2010 total capital expenditures $510 million
 • 70% at distribution operating companies
 • 25% at energy investments
 • 5% at retail, wholesale and corporate combined
• 2011 cap ex estimated at $440 million

11

2011 Guidance
• AGL Resources expects diluted EPS to be in the range of $3.10-$3.20 for
 2011, excluding mark-to-market impacts and impacts from Nicor merger-
 related costs
• Key assumptions include:
 • Normal weather
 • Average volatility in natural gas prices
 • Successful implementation of new regulatory infrastructure and rate programs
 • Immaterial impact from Virginia Natural Gas rate case
 • Average diluted shares outstanding of 78.5 million
 • Effective tax rate of 37.8%

12

2010 Operational Highlights
• Maintained focus on safety as top priority
 • Top quartile of American Gas Association’s occupational safety ratings for 4th straight year
• Rate cases completed at Atlanta Gas Light and Chattanooga Gas
 • Overall favorable annual impact from AGL case: $27 million
 • Overall favorable annual impact from Chattanooga case: $3 million
• Retail and wholesale businesses performed well, despite extraordinarily low natural gas price volatility and storage spreads
 • SouthStar maintained ~33% market share in Georgia
 • Sequent daily physical gas sales increased 54% to 4.57 Bcf/day in 2010
• Golden Triangle Storage Cavern 1 operational with 2 Bcf under contract
• Clean energy ventures underway
 • Entered into joint-venture with El Paso in July 2010 to distribute liquefied natural gas across the southeastern United States to the heavy-duty transportation market

13

2011 Priorities
• Close Nicor transaction in second half of 2011
• Develop and implement integration plan
• Continue safe and efficient operations at our distribution businesses
• Complete rate case at Virginia Natural Gas
 • Seeking $25 million increase; mitigation plan proposes rates to be phased in over three years
 • VNG customers have not seen an increase in their approved base rates since 1996
• Continue to pursue responsible growth opportunities in retail and wholesale businesses
M&A
Distribution
Retail &
Wholesale
Energy
Investments
Policy
Expense &
Balance Sheet
Discipline
• Increase contracted capacity at Golden Triangle Storage
• Effectively control expenses and focus on capital discipline in each of our business segments
• Maintain strong balance sheet and liquidity profile
• Continue to actively manage issues related to energy and environmental policy and regulation

14

Nicor Merger Update
• Regulatory approval process underway
 • Merger approval request filed with Illinois Commerce Commission 1/18/11; requesting expedited approval by 10/1/11
 • Registration statement filed with SEC 2/4/11
• Transition committee established and active
• Continue to anticipate closing in 2H11
Dec 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Transaction
Announced
Joint ICC Approval
Request Filed 1/18/11
Secure Regulatory Approvals
AGL Resources and
Nicor Shareholder
Meetings
Develop Transition Implementation Plans
Close Transaction
Long
-
Term Financing for Cash
Consideration
S-4 Registration
Statement Filed 2/4/11

Well-Positioned for Strong 2011
Distribution service territory
Retail service territory
Non-Utility storage facilities
Wholesale headquarters
Corporate headquarters
• Economic recovery and
 environmental benefits of
 domestic resource make natural
 gas an attractive energy choice
• Diversified business with
 distribution, retail, wholesale and
 storage assets well-positioned to
 take advantage of long-term
 trends
• 2011 transformational year for
 AGL Resources
 • Nicor transaction would effectively
 double size of company
 • Expected to be largest LDC in U.S.
 by number of customers
 • Diversifies both regulated and non-
 utility businesses

› Annual Reports › Alerts › Events › Contact Us
AGL Resources
Visit Our Websites
SEARCH
About Us | Investor Relations | Corporate Governance | Community Relations | Press Room | Careers
Investor Relations
› Investor Events and Presentations
› Press Releases
› GAAP Reconciliation
› SEC Filings
› Annual Reports
› Stock Information
› Analyst Coverage
› Shareholder Services
› Management and Governance
› Investor FAQs
ALERTS
Home › Investor Relations
Investor Relations
AGL Resources (NYSE: AGL), a Fortune 1000 corporation, is well-positioned to be the preeminent distributor of natural gas on the East Coast, with six utilities serving 2.2 million customers. This core business is supported by related companies – an asset management company, salt-dome storage facilities and an active business development division – dedicated to ensuring a reliable supply of natural gas to AGL Resources' residential, commercial and industrial customers.
Over the past five years, AGL Resources has transformed its operations from a traditional regional utility company to a modern, high-performance, multi-regional energy company. During that time, the company has expanded its operations significantly through a combination of acquisitions, development activities and the implementation of technology solutions across each of its business units.
Click here for Quick Facts on AGL Resources ›
Contact for Institutional Investors:
Sarah Stashak
Director, Investor Relations
404-584-4577
sstashak@aglresources.com
Contact for Shareholder Services:
Click here for full shareholder services contact information or e-mail investors@aglresources.com.
Investor Relations Mailing Address:
AGL Resources Investor Relations
P.O. Box 4569
Atlanta, GA 30302-4569
Recent News
Date | Title
Jan. 21, 2011 | AGL Resources to Host Fourth Quarter and Year-End 2010 Earnings Conference Call and Webcast
Jan. 18, 2011 | AGL Resources, Nicor File Joint Application With Illinois
NYSE: AGL $36.16 -0.37
Jan 26 2011 2:28PM ET
PRESS RELEASES
SEC FILINGS
WEBCASTS AND EVENTS
AGL Resources Quick Facts
Headquarters: Atlanta
Employees: 2,400
Customers Served: 2.3 million
Ticker Symbols: AGL (NYSE)
Newspaper Listing: AGL Res
Natural gas: It's elemental
2009 Annual Report ›
Footprint Map
than 2 million
› Use the natural gas advantage

AGL Resources

Additional Resources

Company resources
• www.aglresources.com
• Sarah Stashak
 Director, Investor Relations
 404-584-4577
 sstashak@aglresources.com
Industry resources
• www.aga.org
• www.eia.doe.gov

Appendix & GAAP Reconciliations

Detailed Utility Profile

State	Rate Base (mm)	% of Total	Authorized Return on Rate Base	Est. 2010 Return on Rate Base	Authorized Return on Equity	Est. 2011 Return on Equity	Customers (mm)	% of Total	Regulatory Attributes

Georgia	$1,312	52%	8.10%	7.26%	10.75%	9.10%	1.5	68%	Decoupling, Regulatory Infrastructure Program Rates, M&A Synergy Sharing
New Jersey	435	17%	7.64%	7.87%	10.30%	10.76%	0.3	12%	Weather Normalization, Regulatory Infrastructure Program Rates
Virginia	502	20%	9.24%	8.24%	10.90%	9.62%	0.3	12%	Decoupling, Weather Normalization
Florida	164	7%	7.36%	5.04%	11.25%	6.22%	0.1	5%	Negotiated Rates Over 5-yr Period
Tennessee	91	4%	7.41%	8.98%	10.05%	13.45%	0.1	3%	Revenue Normalization
Total	$ 2,504	100%	NA	NA	NA	NA	2.3	100%
Note: Please review the AGL Resources 10-K as filed with the SEC on 2/9/11 for detailed information.

In millions	Three months ended Dec 31, 2010	2009
Operating revenues	$665	$638
Cost of gas (COG)	332	302
Operating margin	333	336
Operating expenses		
Operation and maintenance	145	138
Depreciation and amortization	41	40
Taxes other than income	10	10
Total operating expenses, exc. COG	196	188
Operating Income	137	148
Other income (expense)	(2)	2
EBIT	135	150
Interest expense, net	29	26
Earnings before income taxes	106	124
Income tax expense	36	43
Net income	70	81
Less: net income attributable to the noncontrolling interest	6	10
Net income attributable to AGL - as reported	**64**	**71**
Impact of Nicor transaction costs, net of tax	4	-
Net income attributable to AGL - as adjusted	**$68**	**$71**

AGL Resources

The following table set forth a reconciliation of AGL Resources’ operating margin to operating income and earnings before interest and taxes (EBIT) to earnings before income taxes to net income to net income attributable to AGL - as reported and net income attributable to AGL - as adjusted, for the three months ended
December 31, 2010 and 2009.
GAAP Reconciliation

In millions	Twelve months ended Dec 31, 2010	2009
Operating revenues	$2,373	$2,317
Cost of gas (COG)	1,164	1,142
Operating margin	1,209	1,175
Operating expenses		
Operation and maintenance	503	497
Depreciation and amortization	160	158
Taxes other than income	46	44
Total operating expenses, exc. COG	709	699
Operating Income	500	476
Other income (expense)	(1)	9
EBIT	499	485
Interest expense, net	109	101
Earnings before income taxes	390	384
Income tax expense	140	135
Net income	250	249
Less: net income attributable to the noncontrolling interest	16	27
Net income attributable to AGL - as reported	**234**	**222**
Impact of Nicor transaction costs, net of tax	4	-
Net income attributable to AGL - as adjusted	**$238**	**$222**

AGL Resources

GAAP Reconciliation
The following table set forth a reconciliation of AGL Resources’ operating margin to operating income and earnings before interest and taxes (EBIT) to earnings before income taxes to net income to net income attributable to AGL - as reported and net income attributable to AGL - as adjusted, for the twelve months ended December 31, 2010 and 2009.

2010

in millions	Distribution operations	Retail energy operations	Wholesale services	Energy investments	Corporate and intercompany eliminations	Consolidated AGL Resources
Operating Revenues	$ 1,352	$ 840	$ 121	$ 56	$ 4	$ 2,373
Intersegment Revenues	145				(145)	-
Total Operating Revenues	1,497	840	121	56	(141)	2,373
Operating Expenses						
Cost of Gas (COG)	615	657	16	17	(141)	1,164
Operating Margin	882	183	105	39	-	1,209
Operation & Maintenance	358	76	52	23	(6)	503
Depreciation & Amortization	138	2	2	7	11	160
Taxes Other Than Income	35	2	3	2	4	46
Total Operating Expenses, exc. COG	531	80	57	32	9	709
Operating Income	351	103	48	7	(9)	500
Other income (expense)	4	-	1	(3)	(3)	(1)
EBIT	$ 355	$ 103	$ 49	$ 4	$ (12)	$ 499

2009

in millions	Distribution operations	Retail energy operations	Wholesale services	Energy investments	Corporate and intercompany eliminations	Consolidated AGL Resources
Operating Revenues	$ 1,344	$ 801	$ 121	$ 47	$ 4	$ 2,317
Intersegment Revenues	138				(138)	-
Total Operating Revenues	1,482	801	121	47	(134)	2,317
Operating Expenses						
Cost of Gas (COG)	646	620	10	1	(135)	1,142
Operating Margin	836	181	111	46	1	1,175
Operation & Maintenance	351	71	59	25	(9)	497
Depreciation & Amortization	134	4	3	6	11	158
Taxes Other Than Income	34	1	2	2	5	44
Total Operating Expenses, exc. COG	519	76	64	33	7	699
Operating Income	317	105	47	13	(6)	476
Other income (expense)	9		-	(1)	1	9
EBIT	$ 326	$ 105	$ 47	$ 12	$ (5)	$ 485

AGL Resources

GAAP Reconciliation
The following tables set forth a reconciliation of AGL Resources’ Statement of Income to earnings before interest and taxes (EBIT) by segment for the years ended December 31, 2010 and 2009 are shown in the following tables.

4Q10 *in millions*	Distribution operations	Retail energy operations	Wholesale services	Energy investments	Corporate and intercompany eliminations	Consolidated AGL Resources
Operating Revenues	$ 394	$ 229	$ 30	$ 11	$ 1	$ 665
Intersegment Revenues	39	-	-	-	(39)	-
Total Operating Revenues	433	229	30	11	(38)	665
Operating Expenses						
Cost of Gas (COG)	196	170	1	2	(37)	332
Operating Margin	237	59	29	9	(1)	333
Operation & Maintenance	100	21	16	5	3	145
Depreciation & Amortization	35	-	1	2	3	41
Taxes Other Than Income	8	1	1	-	-	10
Total Operating Expenses, exc. COG	143	22	18	7	6	196
Operating Income (loss)	94	37	11	2	(7)	137
Other income (expense)	1	-	-	(2)	(1)	(2)
EBIT	$ 95	$ 37	$ 11	$ -	$ (8)	$ 135

4Q09 *in millions*	Distribution operations	Retail energy operations	Wholesale services	Energy investments	Corporate and intercompany eliminations	Consolidated AGL Resources
Operating Revenues	$ 348	$ 233	$ 41	$ 16	$ -	$ 638
Intersegment Revenues	33	-	-	-	(33)	-
Total Operating Revenues	381	233	41	16	(33)	638
Operating Expenses						
Cost of Gas (COG)	160	173	1	1	(33)	302
Operating Margin	221	60	40	15	-	336
Operation & Maintenance	96	20	17	8	(3)	138
Depreciation & Amortization	35	1	1	-	3	40
Taxes Other Than Income	7	-	-	1	2	10
Total Operating Expenses, exc. COG	138	21	18	9	2	188
Operating Income (loss)	83	39	22	6	(2)	148
Other income (expense)	2	-	-	(1)	1	2
EBIT	$ 85	$ 39	$ 22	$ 5	$ (1)	$ 150

22
AGL Resources

GAAP Reconciliation

Three months ended December 31, 2010	Twelve months ended December 31, 2010
Basic earnings per share – as reported	$0.82	$3.02
Transaction costs of Nicor merger	0.05	0.05
Basic earnings per share – as adjusted	**$0.87**	**$3.07**

	Three months ended December 31, 2010	Twelve months ended December 31, 2010
Diluted earnings per share – as reported	$0.81	$3.00
Transaction costs of Nicor merger	0.05	0.05
Diluted earnings per share – as adjusted	**$0.86**	**$3.05**

AGL Resources

GAAP Reconciliation
The following tables set forth a reconciliation of AGL Resources’ Basic and Diluted earnings per share - as reported (GAAP) to Basic and Diluted earnings per share - as adjusted (Non-GAAP; excluding Nicor merger costs), for the indicated periods.

GAAP Reconciliation
A reconciliation of operating margin and EBIT by segment is available in our quarterly reports (Form 10-Q) and annual reports (Form 10-K) filed with the
Securities and Exchange Commission.
Our management evaluates segment financial performance based on EBIT, which includes the effects of corporate expense allocations. EBIT is a non-
GAAP (accounting principles generally accepted in the United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. We evaluate each of these items on a consolidated level and believe EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
We also use EBIT internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-
looking EBIT are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT projections to investors. We are unable to reconcile our forward-looking EBIT business segment guidance to GAAP net income, because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, taxes other than income taxes, and the gain or loss on the sale of our assets. These items are included in our calculation of operating income. We believe operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, our operating performance than operating income or net income, as determined in accordance with GAAP. In addition, our EBIT or operating margin may not be comparable to similarly titled measures of another company.
Net income attributable to AGL Resources, as adjusted and Basic and Diluted earnings per share, as adjusted are non-GAAP measures and exclude transaction costs related to the Nicor Merger. We believe these financial measures are useful to investors because they provide an alternative method for assessing the Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations. The presentation of these financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.